THE PENN INSURANCE AND ANNUITY COMPANY

POWER OF ATTORNEY

August 1, 2023

KNOW ALL PERSONS BY THESE PRESENTS, that David M. O’Malley, Chairman of the Board of Directors and Chief Executive Officer of The Penn Insurance and Annuity Company, does hereby constitute and appoint Ann-Marie Mason, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to any or all registration statements or other filings and any amendment or supplement thereto under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the offering of variable annuity contracts and variable life insurance policies funded through the separate accounts and listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	Investment Company Act File No.	Securities Act File No.
PIA Variable Annuity Account I	811-08720
Deferred Variable Annuity Contract		333-______	*
Pennant Variable Annuity Contract		033-83120
PIA Variable Life Account I	811-23646
Accumulation Variable Universal Life Insurance Policy		333-______	*
Protection Variable Universal Life Insurance Policy		333-254206
Survivorship Protection Variable Universal Life Insurance policy		333-269813

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth above.

By:	/s/ David M. O’Malley
David M. O’Malley
Chairman of the Board of Directors and Chief Executive Officer

*	Securities Act file number has yet to be assigned as of the date set forth above.

THE PENN INSURANCE AND ANNUITY COMPANY

POWER OF ATTORNEY

August 1, 2023

KNOW ALL PERSONS BY THESE PRESENTS, that David M. Raszeja, member of the Board of Directors of The Penn Insurance and Annuity Company, does hereby constitute and appoint David M. O’Malley and Ann-Marie Mason, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to any or all registration statements or other filings and any amendment or supplement thereto under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the offering of variable annuity contracts and variable life insurance policies funded through the separate accounts and listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	Investment Company Act File No.	Securities Act File No.
PIA Variable Annuity Account I	811-08720
Deferred Variable Annuity Contract		333-______	*
Pennant Variable Annuity Contract		033-83120
PIA Variable Life Account I	811-23646
Accumulation Variable Universal Life Insurance Policy		333-______	*
Protection Variable Universal Life Insurance Policy		333-254206
Survivorship Protection Variable Universal Life Insurance policy		333-269813

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth above.

By:	/s/ David M. Raszeja
David M. Raszeja
Director

*	Securities Act file number has yet to be assigned as of the date set forth above.

THE PENN INSURANCE AND ANNUITY COMPANY

POWER OF ATTORNEY

August 1, 2023

KNOW ALL PERSONS BY THESE PRESENTS, that Rick Klenk, member of the Board of Directors and Chief Financial Officer of The Penn Insurance and Annuity Company, does hereby constitute and appoint David M. O’Malley and Ann-Marie Mason, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to any or all registration statements or other filings and any amendment or supplement thereto under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the offering of variable annuity contracts and variable life insurance policies funded through the separate accounts and listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	Investment Company Act File No.	Securities Act File No.
PIA Variable Annuity Account I	811-08720
Deferred Variable Annuity Contract		333-______	*
Pennant Variable Annuity Contract		033-83120
PIA Variable Life Account I	811-23646
Accumulation Variable Universal Life Insurance Policy		333-______	*
Protection Variable Universal Life Insurance Policy		333-254206
Survivorship Protection Variable Universal Life Insurance policy		333-269813

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth above.

By:	/s/ Rick Klenk
Rick Klenk
Director and Chief Financial Officer

*	Securities Act file number has yet to be assigned as of the date set forth above.

THE PENN INSURANCE AND ANNUITY COMPANY

POWER OF ATTORNEY

August 1, 2023

KNOW ALL PERSONS BY THESE PRESENTS, that Thomas H. Harris, member of the Board of Directors and President of The Penn Insurance and Annuity Company, does hereby constitute and appoint David M. O’Malley and Ann-Marie Mason, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to any or all registration statements or other filings and any amendment or supplement thereto under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the offering of variable annuity contracts and variable life insurance policies funded through the separate accounts and listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	Investment Company Act File No.	Securities Act File No.
PIA Variable Annuity Account I	811-08720
Deferred Variable Annuity Contract		333-______	*
Pennant Variable Annuity Contract		033-83120
PIA Variable Life Account I	811-23646
Accumulation Variable Universal Life Insurance Policy		333-______	*
Protection Variable Universal Life Insurance Policy		333-254206
Survivorship Protection Variable Universal Life Insurance policy		333-269813

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth above.

By:	/s/ Thomas H. Harris
Thomas H. Harris
Director and President

*	Securities Act file number has yet to be assigned as of the date set forth above.

THE PENN INSURANCE AND ANNUITY COMPANY

POWER OF ATTORNEY

August 1, 2023

KNOW ALL PERSONS BY THESE PRESENTS, that Karthick Dalawai, member of the Board of Directors and Chief Risk Officer of The Penn Insurance and Annuity Company, does hereby constitute and appoint David M. O’Malley and Ann-Marie Mason, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to any or all registration statements or other filings and any amendment or supplement thereto under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the offering of variable annuity contracts and variable life insurance policies funded through the separate accounts and listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	Investment Company Act File No.	Securities Act File No.
PIA Variable Annuity Account I	811-08720
Deferred Variable Annuity Contract		333-______	*
Pennant Variable Annuity Contract		033-83120
PIA Variable Life Account I	811-23646
Accumulation Variable Universal Life Insurance Policy		333-______	*
Protection Variable Universal Life Insurance Policy		333-254206
Survivorship Protection Variable Universal Life Insurance policy		333-269813

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth above.

By:	/s/ Karthick Dalawai
Karthick Dalawai
Director and Chief Risk Officer

*	Securities Act file number has yet to be assigned as of the date set forth above.

THE PENN INSURANCE AND ANNUITY COMPANY

POWER OF ATTORNEY

August 1, 2023

KNOW ALL PERSONS BY THESE PRESENTS, that Victoria M. Robinson, member of the Board of Directors and Chief Ethics and Compliance Officer of The Penn Insurance and Annuity Company, does hereby constitute and appoint David M. O’Malley and Ann-Marie Mason, and each of them severally, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to any or all registration statements or other filings and any amendment or supplement thereto under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the offering of variable annuity contracts and variable life insurance policies funded through the separate accounts and listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	Investment Company Act File No.	Securities Act File No.
PIA Variable Annuity Account I	811-08720
Deferred Variable Annuity Contract		333-______	*
Pennant Variable Annuity Contract		033-83120
PIA Variable Life Account I	811-23646
Accumulation Variable Universal Life Insurance Policy		333-______	*
Protection Variable Universal Life Insurance Policy		333-254206
Survivorship Protection Variable Universal Life Insurance policy		333-269813

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth above.

By:	/s/ Victoria M. Robinson
Victoria M. Robinson
Director and Chief Ethics and Compliance Officer

*	Securities Act file number has yet to be assigned as of the date set forth above.